UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SPECIALTY FUNDS II	Annual Report December 31, 2006

Goldman Sachs International Real Estate Securities Fund Goldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs Specialty Funds II

■	GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
■	GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

The International Real Estate Securities Fund invests primarily in issuers that are real estate operating companies organized outside the United States or whose securities are principally traded outside the United States. Investments in real estate industry companies may be affected by changes in the value of the underlying property owned by the issuer or by overbuilding, changes in zoning laws, environmental concerns and limits on rents. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Real estate companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The Fund’s investments, especially in real estate industry companies that hold its mortgages, may be subject to interest rate risks.
The Fund is also subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile, and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market.
The Fund may participate in the Initial Public Offering (“IPO”) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SPECIALTY FUNDS II

The U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Fund is also subject to the risks associated with writing (selling) call options. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar Fund that is not tax-managed. This is because the Investment Adviser to the Fund may choose not to make certain investments that may result in taxable distributions. Of course, no assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.
The Fund may make investments in derivative instruments, including, options, and financial futures. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.
IRS Circular 230 disclosure: Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
What Differentiates the Goldman Sachs International
Real Estate Securities Investment Process?
The Goldman Sachs International Real Estate Securities Fund seeks to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs) on an international basis. REITs offer daily liquidity, strong historic returns, low volatility and low correlation to traditional asset classes.
  Goldman Sachs’ International Real Estate Securities
  Investment Process

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities at a discount to the intrinsic value of the business.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team’s conviction in the overall business and management’s ability to create value

Real estate securities portfolio that:

■  is a high quality portfolio that is strategically positioned for long-term growth potential

■ has low turnover — a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

International Real Estate Securities Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs International Real Estate Securities Fund for the period from its inception on July 31, 2006 to December 31, 2006.
  Performance Review

Over the period from the Fund’s inception on July 31, 2006 to December 31, 2006, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 21.14%, 20.73% and 21.33%, respectively. These returns compare to the 24.84% cumulative total return of the Fund’s benchmark, the FTSE EPRA/ NAREIT Global ex US Real Estate Index (with dividends reinvested), over the same time period.

Stock selection contributed positively in the United Kingdom (UK) and Canada as did an overweight to the UK and underweight positions in Japan and Hong Kong. Conversely, stock selection detracted in Hong Kong and Australia as did an overweight to Canada.

During the short period from its inception through the end of December, the most notable contributor to underperformance was the Fund’s cash position. Because the Fund was launched with only $5 million at its inception and saw large inflows on a daily basis, the rising market created a significant “cash drag.” By the end of the period, the Fund held approximately $630 million in assets so the cash drag issue has been mitigated.
  Market Review

Economic growth around the world provided a healthy environment for real estate securities fundamentals to improve in 2006. The evidence was seen in many of the largest office markets with declining vacancy rates and escalating rents in London, Paris, Japan, Singapore and Hong Kong. Capital also continued to flow into the property sector, buoying valuations in both the private and public market. Additionally, a tremendous amount of money remains on the sidelines— an estimated $60 billion earmarked for real estate— and most pension funds are under-allocated to the asset class by 2% to 4%.

The international real estate securities market, as represented by FTSE EPRA/ NAREIT Global ex US Real Estate Index, handily outperformed the broader equity and fixed-income markets for the reporting period. Spain, Singapore, France, the UK and France outperformed the broader international REIT market, while Canada, Hong Kong and Japan were the notable underperformers. Although the Retail sector performed in line with the market, the Residential and Industrial sectors outperformed and the Hotel, Healthcare and Office sectors underperformed.

The REIT securitization process continues with a vengeance. When the UK adopts legislation authorizing REITs in January 2007, it will be the 17th country to do so. Another dozen countries, such as Germany and Italy, have legislation in place or under consideration, largely because REIT structures offer tax efficiency, liquidity and transparency.

Corporate merger and acquisition (“M&A”) activity continues to increase, driving up REIT values. While most of the M&A activity has been concentrated in the US for the past few years, it is growing in Spain, the UK, Canada and Australia. Investor interest appears to be significant given the size and pricing of recent transactions in both the public and private markets.

PORTFOLIO RESULTS
  Portfolio Positioning

In the UK, Derwent Valley announced its acquisition of London Merchant Securities (LMS), perhaps signaling the beginning of an M&A trend that began in the US approximately two years ago. The portfolio was overweight Derwent Valley because of its laser-sharp focus on London’s supply-constrained West-End office market and it contributed positively to performance. Our overweight position to the UK also enhanced returns.

Although Canada was up 6.5% for the fourth quarter, it underperformed the broader property markets. However, with an average dividend yield of over 7%, the region continues to offer relative value on a global scale. Strong earnings, benign interest rates, and some M&A activity helped drive returns for the quarter and year. The oil-rich part of Western Canada continues to drive growth and attract capital. Stock selection contributed positively while an overweight to the region detracted.

Australia’s fourth-quarter performance was one of the strongest on record, driven primarily by robust capital flows, particularly from offshore investors, and improving fundamentals. Fundamentals have continued to improve across all sectors because of robust economic growth and reasonable physical demand and supply dynamics. Our underweight position was neutral to performance but our stock selection detracted.

The economic recovery in Japan is beginning to positively impact the earnings of property companies. Tokyo in particular is seeing increases in office rents and residential prices after more than a decade of decline. Job growth continues with the unemployment rate now hitting an eight year low. Consequently, the Class A office market is almost 100% occupied and demonstrated the best sub-sector returns for the quarter. In addition, there continues to be a significant volume of initial public offerings (IPOs) and secondary issuance activity in Japan that will help increase liquidity in the market as more investors embrace the asset class. The portfolio’s underweight to the region contributed to performance while stock selection was neutral.

Hong Kong posted weak results relative to the benchmark despite news that should have alleviated fears about future interest rate hikes. Our underweight position contributed positively to performance; however, our stock selection detracted.

In 2007, we believe a favorable global economic backdrop, improving fundamentals, the REIT securitization process and strong capital flows will likely continue to have a positive impact on the international REIT market. We remain confident and focused on our fundamental premise that good companies with optimal market locations, superior management teams and effective business strategies will outperform over time.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 18, 2007

FUND BASICS
International Real Estate Securities Fund
as of December 31, 2006
PERFORMANCE REVIEW

July 31, 2006–	Fund Total Return	FTSE EPRA/NAREIT Global
December 31, 2006	(based on NAV)[1]	ex US Real Estate Index (Gross)[2]

Class A	21.14%	24.84%
Class C	20.73	24.84
Institutional	21.33	24.84

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The FTSE EPRA/ NAREIT Global ex US Real Estate Index is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex us) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[3]

For the period endedDecember 31, 2006	One Year	Since Inception (7/31/06)

Class A	N/A	14.50%
Class C	N/A	19.72
Institutional	N/A	21.33

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 12/31/06[4]

Holding	% of Net Assets	Line of Business

Westfield Group	7.1%	Retail
Mitsubishi Estate Co. Ltd.	6.6	Diversified
Land Securities Group PLC	5.5	Diversified
Mitsui Fudosan Co. Ltd.	5.3	Office
British Land Co. PLC	4.0	Diversified
Unibail	3.9	Diversified
Brookfield Properties Corp.	3.6	Office
Hongkong Land Holdings, Inc.	3.4	Office
Hammerson PLC	2.7	Retail
Sun Hung Kai Properties Ltd.	2.2	Diversified

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
What Differentiates the Goldman Sachs
U.S. Equity Dividend and Premium Fund?
The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. Its portfolio consists primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Fund looks to generate an attractive after-tax cash flow.
Goldman Sachs’ U.S. Equity Dividend and Premium Fund
Investment Process

A diversified portfolio:
■ Create a diversified large-cap equity portfolio that participates in all industries and sectors.
■ Emphasize higher dividend-paying stocks within each industry and sector.
Call options:
■ The Fund utilizes index call writing to enhance its cash flow.

■ We use proprietary quantitative techniques, including optimization tools, a risk model, and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index.

■ A fully invested, style-consistent portfolio.
■ Attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.
■ The Fund seeks to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1]

[1]	A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of the provisions in the Internal Revenue Code for taxable years beginning after December 31, 2010.

PORTFOLIO RESULTS
U.S. Equity Dividend and Premium Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs U.S. Equity Dividend and Premium Fund during the one-year reporting period that ended December 31, 2006.
  Performance Review

Over the one-year period that ended December 31, 2006, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 14.53%, 13.64% and 14.99%, respectively. These returns compare to the 15.79% and 4.33% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively, over the same time period.

In keeping with our investment approach, we wrote monthly index call options on approximately 35% of the portfolio. The sale of call options obligates us to buy the index at a specified price, also known as the “strike price.” Some of these options expired “in the money,” which meant that the underlying security’s value was above the strike price, requiring a cash payment to the option buyer. Although the sale of the options added to the Fund’s cash flow during the reporting period, such sales limited our participation on approximately 35% of the portfolio in the stock market rally.

The Fund made a quarterly distribution of income in March, June, September and December 2006. On March 31, 2006 the Fund’s Class A, C and Institutional Shares distributed $0.06, $0.04 and $0.07, respectively. On June 30, 2006, the Fund’s Class A, C and Institutional Shares distributed $0.06, $0.04 and $0.07, respectively. On September 30, 2006, the Fund’s Class A, C and Institutional Shares distributed $0.05, $0.03 and $0.06, respectively. On December 13, 2006, the Fund’s Class A, C and Institutional Shares distributed $0.40, $0.35 and $0.42, respectively. The December 13th distribution included year-end net investment income and capital gain, as well.
  Market Review

During the one-year period that ended December 31, 2006, the overall stock market, as measured by the S&P 500 Index, generated a return of 15.79%. All ten sectors in the Index were up for the year, led by the Telecommunication Services (+33.20%) and Energy (+24.20%) sectors. The top-weighted Financials (+19.31%) sector was the largest positive contributor (weight multiplied by performance) to the Index return.

PORTFOLIO RESULTS
  Portfolio Positioning and Highlights

During the first half of the period, the Fund performed consistent with its investment objective. Its combined net option premium cash flow and dividend income added to total return in the first quarter, helping it to offset declining stock valuations in the second quarter. The Fund slightly underperformed the S&P 500 Index while outperforming the Lehman Aggregate Bond Index during this period.

In the second half of the period, the Fund did not fully participate in the stock market’s advance because our investment approach requires us to sell call options. When the market went up, the portfolio underperformed the underlying index— the S&P 500 Index, which is one of our benchmarks— as call options were exercised and we paid the purchaser of the option the amount by which the Index went up in value. Although the Fund retained the proceeds from the sales of the options, the payments did not always exceed the increase in the value of the index— a phenomenon common in sharply rising markets like the one we experienced in the final months of 2006. Nonetheless, we significantly outperformed the Lehman Brothers Aggregate Bond Index.

We continue to believe that a higher-dividend equity portfolio, supplemented with index call writing, offers a combination of cash flow and growth prospects that are appropriate for many investors. As of the end of the reporting period, the Fund maintained a broadly diversified equity portfolio with 180 holdings. The Fund’s industry and sector weights were similar to those of the S&P 500 Index as of the end of the period. Within each industry, we generally favored stocks with higher dividend yields. We maintained index call options on approximately 35% of the Fund’s stock portfolio’s total value.

We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Quantitative Equity Investment Team
January 18, 2007

FUND BASICS
U.S. Equity Dividend and Premium Fund
as of December 31, 2006
PERFORMANCE REVIEW

January 1, 2006–	Fund Total Return		Lehman Brothers
December 31, 2006	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	14.53%	15.79%	4.33%
Class C	13.64	15.79	4.33
Institutional	14.99	15.79	4.33

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[4]

For the period ended December 31, 2006	One Year	Since Inception (8/31/05)

Class A	8.20%	7.71%
Class C	12.60	11.53
Institutional	14.99	12.82

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns.
Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 12/31/06[5]

Holding	% of Net Assets	Line of Business

General Electric Co.	3.9%	Industrial Conglomerates
Citigroup, Inc.	3.1	Diversified Financials
Exxon Mobil Corp.	2.5	Oil & Gas
Bank of America Corp.	2.4	Banks
Microsoft Corp.	2.1	Software
Pfizer, Inc.	2.0	Pharmaceuticals
ConocoPhillips	1.9	Oil & Gas
Verizon Communications, Inc.	1.8	Diversified Telecommunication Services
Intel Corp.	1.8	Semiconductor Equipment & Products
Procter & Gamble Co.	1.5	Household Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/06

		Since Inception
Class A Shares	One Year	(8/31/05)

Returns before taxes*	8.20%	7.71%
Estimated returns after taxes on distributions**	7.32	6.91
Estimated returns after taxes on distributions and sale of Fund shares***	6.34	6.47

The estimated after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Estimated Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Estimated Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments
December 31, 2006

Shares	Description	Value
Common Stocks – 96.8%

Australia – 17.6%
2,255,958	Abacus Property Group (Diversified)	$3,270,930
1,892,864	Australian Education Trust (Other)	2,760,341
8,521,886	Commonwealth Property Office Fund (Office)	9,881,664
1,141,015	GPT Group (Diversified)	5,035,906
4,820,796	ING Real Estate Community Living Fund Group (Residential)	4,787,202
3,964,315	Investa Property Group (Office)	7,847,445
3,125,897	Macquarie CountryWide Trust (Retail)	5,196,140
7,376,491	Macquarie DDR Trust (Retail)	7,706,675
1,889,596	Mirvac Group (Diversified)	8,311,670
3,787,067	Thakral Holdings Group (Hotels)	2,802,028
6,895,092	Valad Property Group (Office)	8,603,520
2,710,424	Westfield Group (Retail)	44,805,543

		111,009,064

Canada – 10.3%
411,800	Allied Properties Real Estate Investment Trust (Office)	8,210,219
325,700	Boardwalk Real Estate Investment Trust (Residential)	11,532,092
573,306	Brookfield Properties Corp. (Office)	22,590,067
670,000	Crombie Real Estate Investment Trust (Retail)	7,469,022
184,900	Dundee Real Estate Investment Trust (Office)	6,128,187
340,700	Lanesborough Real Estate Investment Trust (Residential)	1,723,732
467,000	Primaris Retail Real Estate Investment Trust (Retail)	7,560,743

		65,214,062

France – 7.9%
35,304	Fonciere des Regions(a) (Diversified)	6,880,368
59,758	Klepierre (Retail)	11,265,729
49,424	Societe Immobiliere de Location pour l’Industrie et le Commerce (Industrial)	7,430,469
99,784	Unibail (Diversified)	24,335,559

		49,912,125

Germany – 3.5%
183,638	Eurocastle Investment Ltd. (Diversified)	9,357,078
433,957	Patrizia Immobilien AG*(a) (Residential)	12,931,480

		22,288,558

Hong Kong – 10.8%
5,425,000	Hongkong Land Holdings, Inc. (Office)	21,565,460
3,432,000	Hysan Development Co. Ltd. (Diversified)	8,971,933
2,380,554	Kerry Properties Ltd. (Diversified)	11,128,316
7,050,000	Shui On Land Ltd.* (Diversified)	6,154,237
2,951,069	Sino Land Co. (Diversified)	6,863,373
1,203,000	Sun Hung Kai Properties Ltd. (Diversified)	13,779,274

		68,462,593

Japan – 18.5%
2,142	Japan Prime Realty Investment Corp. (Office)	7,776,794
1,339	Japan Retail Fund Investment Corp. (Retail)	10,908,928
1,335	Kenedix Realty Investment Corp. (Diversified)	7,692,657
1,621,000	Mitsubishi Estate Co. Ltd. (Diversified)	41,885,617
1,367,000	Mitsui Fudosan Co. Ltd. (Office)	33,305,871
1,651	New City Residence Investment Corp. (Residential)	7,603,017
1,823	Nippon Commercial Investment Corp.* (Office)	7,460,199

		116,633,083

Mexico – 1.5%
2,560,464	Urbi Desarrollos Urbanos SA de CV*(a) (Residential)	9,243,552

Netherlands – 2.0%
162,740	ProLogis European Properties* (Industrial)	3,222,374
71,270	Rodamco Eurpoe NV (Retail)	9,463,971

		12,686,345

Singapore – 3.4%
1,907,000	Ascendas Real Estate Investment Trust (Industrial)	3,313,006
2,861,000	CapitaCommercial Trust (Office)	4,886,123
1,214,000	Capitaland Ltd. (Residential)	4,885,277
2,582,000	CapitaMall Trust (Retail)	4,891,366
2,813,000	Suntec Real Estate Investment Trust (Office)	3,327,456

		21,303,228

United Kingdom – 21.3%
748,638	British Land Co. PLC (Diversified)	25,045,915
155,724	Capital & Regional Properties PLC (Retail)	4,687,949
1,430,247	Dawnay Day Carpathian PLC (Retail)	3,017,456

 The accompanying notes are integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
269,334	Derwent Valley Holdings PLC (Office)	$11,026,328
817,827	Great Portland Estates PLC (Office)	11,078,600
550,782	Hammerson PLC (Retail)	16,972,269
761,146	Land Securities Group PLC (Diversified)	34,520,479
162,185	Mapeley Ltd. (Office)	12,563,915
239,613	Slough Estates PLC (Industrial)	3,674,678
1,138,900	Unite Group PLC (Residential)	12,168,295

		134,755,884

TOTAL COMMON STOCKS
(Cost $542,506,092)		$611,508,494

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.0%

JPMorgan Chase Euro – Time Deposit
$12,653,334	5.14%	01/02/07	$12,653,334
(Cost $12,653,334)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $555,159,426)			$624,161,828

Shares	Description	Value
Securities Lending Collateral – 1.4%

9,125,044	Boston Global Investment Trust – Enhanced Portfolio	$9,125,044
(Cost $9,125,044)

TOTAL INVESTMENTS – 100.2%
(Cost $564,284,470)		$633,286,872

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,198,833)

NET ASSETS – 100.0%		$632,088,039

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

As a % of
Net Assets

Investments Industry Classifications†

Diversified	33.8%
Hotels	0.4
Industrial	2.8
Office	27.9
Other	0.4
Residential	10.3
Retail	21.2
Short-Term Investments#	3.4

TOTAL INVESTMENTS	100.2%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.
The accompanying notes are integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Performance Summary
December 31, 2006 (Unaudited)
The following graph shows the value as of December 31, 2006, of a $10,000 investment made on August 31, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks the Standard and Poor’s 500 Index (“S&P 500 Index”) and the Lehman Brothers U.S. Aggregate Index (with dividends reinvested) are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/ industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
U.S. Equity Dividend and Premium Fund’s Lifetime Performance
Performance of a $10,000 Investment, with dividends reinvested, from August 31, 2005 to December 31, 2006.

Average Annual Total Return through December 31, 2006	Since Inception	One Year
Class A (Commenced August 31, 2005)
Excluding sales charges	12.34%	14.53%
Including sales charges	7.71%	8.20%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	11.53%	13.64%
Including contingent deferred sales charges	11.53%	12.60%

Institutional Class (Commenced August 31, 2005)	12.82%	14.99%

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments
December 31, 2006

Shares	Description	Value
Common Stocks – 96.2%

Aerospace & Defense – 0.6%
4,800	Goodrich Corp.	$218,640
700	Precision Castparts Corp.	54,796
13,500	Raytheon Co.	712,800
2,050	The Boeing Co.	182,122
3,850	United Technologies Corp.	240,702

		1,409,060

Air Freight & Couriers – 0.2%
7,250	United Parcel Service, Inc. Class B	543,605

Auto Components – 0.9%
3,900	Autoliv, Inc.	235,170
4,050	Bandag, Inc.	204,242
19,600	Johnson Controls, Inc.	1,684,032

		2,123,444

Banks – 10.1%
105,650	Bank of America Corp.(a)	5,640,653
14,300	Bank of New York Co., Inc.	562,991
5,350	Comerica, Inc.	313,938
45,250	Fifth Third Bancorp.	1,852,083
9,500	First Horizon National Corp.	396,910
74,600	National City Corp.	2,727,376
138,850	New York Community Bancorp, Inc.	2,235,485
3,550	Regions Financial Corp.	132,770
99,200	U.S. Bancorp(a)	3,590,048
61,650	Wachovia Corp.	3,510,967
68,500	Washington Mutual, Inc.(a)	3,116,065
6,200	Wells Fargo & Co.	220,472

		24,299,758

Beverages – 1.3%
4,800	Anheuser-Busch Companies, Inc.	236,160
58,800	The Coca-Cola Co.	2,837,100

		3,073,260

Biotechnology – 0.4%
4,200	Celgene Corp.*	241,626
11,350	Gilead Sciences, Inc.*	736,956

		978,582

Building Products – 1.1%
85,950	Masco Corp.	2,567,327

Chemicals – 1.5%
53,150	Dow Chemical Co.	2,122,811
28,300	E.I. du Pont de Nemours & Co.(a)	1,378,493

		3,501,304

Commercial Services & Supplies – 0.8%
38,950	Banta Corp.	1,417,780
2,950	Pitney Bowes, Inc.	136,260
3,900	R.R. Donnelley & Sons Co.	138,606
14,800	The ServiceMaster Co.	194,028
3,450	Waste Management, Inc.	126,857

		2,013,531

Communications Equipment – 2.5%
6,950	ADTRAN, Inc.	157,765
24,950	Cisco Systems, Inc.*	681,883
8,150	Corning, Inc.*	152,487
147,900	Motorola, Inc.	3,040,824
55,050	QUALCOMM, Inc.(a)	2,080,339

		6,113,298

Computers & Peripherals – 2.8%
25,500	Apple Computer, Inc.*	2,163,420
62,550	Hewlett-Packard Co.(a)	2,576,434
20,550	International Business Machines Corp.(a)	1,996,433

		6,736,287

Containers & Packaging – 0.0%
2,800	Bemis Co., Inc.	95,144

Diversified Financials – 7.9%
72,050	Allied Capital Corp.	2,354,594
47,350	American Capital Strategies Ltd.	2,190,411
794	CapitalSource, Inc.	21,684
134,050	Citigroup, Inc.(a)	7,466,585
6,300	Freddie Mac	427,770
11,350	IndyMac Bancorp, Inc.	512,566
67,150	J.P. Morgan Chase & Co.(a)	3,243,345
23,800	Morgan Stanley	1,938,034
12,100	Principal Financial, Inc.	710,270

		18,865,259

Diversified Telecommunication Services – 4.2%
70,400	AT&T, Inc.(a)	2,516,800
32,550	BellSouth Corp.	1,533,430
62,150	Citizens Communications Co.	893,096
872	Embarq Corp.	45,832
33,100	Sprint Nextel Corp.	625,259
118,200	Verizon Communications, Inc.	4,401,768

		10,016,185

Electric Utilities – 4.0%
17,150	Ameren Corp.	921,469
29,650	Consolidated Edison, Inc.	1,425,275
22,650	DTE Energy Co.	1,096,486
7,950	Duquesne Light Holdings, Inc.	157,808
15,700	Energy East Corp.	389,360
51,550	Progress Energy, Inc.	2,530,074
75,650	Southern Co.	2,788,459
4,950	TXU Corp.	268,340

		9,577,271

Electrical Equipment – 0.1%
5,900	Emerson Electric Co.	260,131

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Electronic Equipment & Instruments – 0.0%
1,250	Diebold, Inc.	$58,250

Energy Equipment & Services – 1.6%
30,250	GlobalSantaFe Corp.	1,778,095
31,350	Schlumberger Ltd.(a)	1,980,066

		3,758,161

Food & Drug Retailing – 0.2%
11,050	SYSCO Corp.	406,198

Food Products – 2.2%
30,600	ConAgra Foods, Inc.	826,200
37,200	H.J. Heinz Co.	1,674,372
57,150	Kraft Foods, Inc.	2,040,255
36,400	Sara Lee Corp.	619,892

		5,160,719

Gas Utilities – 0.3%
12,100	KeySpan Corp.	498,278
4,550	Peoples Energy Corp.	202,794

		701,072

Healthcare Equipment & Supplies – 2.0%
39,150	Baxter International, Inc.	1,816,168
32,050	Becton, Dickinson and Co.	2,248,307
2,600	Hillenbrand Industries, Inc.	148,018
11,350	Medtronic, Inc.	607,339

		4,819,832

Healthcare Providers & Services – 1.1%
7,300	Cardinal Health, Inc.	470,339
5,000	CIGNA Corp.	657,850
17,300	UnitedHealth Group, Inc.	929,529
6,550	WellPoint, Inc.*	515,420

		2,573,138

Hotels, Restaurants & Leisure – 1.0%
4,500	Carnival Corp.	220,725
4,300	Darden Restaurants, Inc.	172,731
17,350	Harrah’s Entertainment, Inc.	1,435,192
6,350	McDonald’s Corp.	281,496
8,400	Ruby Tuesday, Inc.	230,496

		2,340,640

Household Durables – 1.8%
8,800	Blyth, Inc.	182,600
35,200	D.R. Horton, Inc.	932,448
6,400	Fortune Brands, Inc.	546,496
9,950	KB HOME	510,236
9,100	Lancaster Colony Corp.	403,221
15,050	Leggett & Platt, Inc.	359,695
3,650	M.D.C. Holdings, Inc.	208,233
12,150	Newell Rubbermaid, Inc.	351,742
2,650	The Black & Decker Corp.	211,920
3,550	The Stanley Works	178,530
16,300	Tupperware Corp.	368,543

		4,253,664

Household Products – 2.2%
24,250	Kimberly-Clark Corp.	1,647,787
57,100	Procter & Gamble Co.	3,669,817

		5,317,604

Industrial Conglomerates – 5.9%
29,000	3M Co.	2,259,970
250,150	General Electric Co.(a)	9,308,081
27,100	Honeywell International, Inc.	1,226,004
17,250	Reynolds American, Inc.	1,129,357
1,850	Textron, Inc.	173,475

		14,096,887

Insurance – 3.2%
14,100	American International Group, Inc.	1,010,406
14,800	Arthur J. Gallagher & Co.	437,340
85,050	Fidelity National Title Group, Inc.	2,030,994
3,550	Hartford Financial Services Group, Inc.	331,250
5,700	Lincoln National Corp.	378,480
2,350	MetLife, Inc.	138,674
31,200	Prudential Financial, Inc.	2,678,832
11,100	The Allstate Corp.	722,721

		7,728,697

Internet Software & Services – 1.3%
6,150	eBay, Inc.*	184,930
6,300	Google, Inc.*	2,901,024

		3,085,954

IT Consulting & Services – 1.2%
50,200	Accenture Ltd.	1,853,886
14,850	Automatic Data Processing, Inc.	731,362
6,900	Paychex, Inc.	272,826

		2,858,074

Leisure Equipment & Products – 1.0%
16,200	Brunswick Corp.	516,780
83,300	Mattel, Inc.	1,887,578

		2,404,358

Machinery – 2.5%
48,600	Caterpillar, Inc.	2,980,638
6,950	Deere & Co.	660,736
38,250	PACCAR, Inc.	2,482,425

		6,123,799

Media – 2.8%
6,400	CBS Corp. Class B	199,552
8,900	Clear Channel Communications, Inc.	316,306
4,300	Dow Jones & Co., Inc.	163,400
4,293	Idearc, Inc.*	122,994

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)

Media – (continued)
110,500	Regal Entertainment Group	$2,355,860
104,400	The Walt Disney Co.	3,577,788

		6,735,900

Metals & Mining – 1.6%
12,100	Freeport-McMoRan Copper & Gold, Inc. Series B	674,333
35,250	Nucor Corp.	1,926,765
24,200	Southern Copper Corp.	1,304,138

		3,905,236

Multi-Utilities – 0.1%
5,450	Duke Energy Corp.	180,995

Multiline Retail – 1.6%
9,750	Federated Department Stores, Inc.	371,767
102,500	Saks, Inc.	1,826,550
33,750	Wal-Mart Stores, Inc.	1,558,575

		3,756,892

Oil & Gas – 7.1%
33,650	Chevron Corp.(a)	2,474,285
63,200	ConocoPhillips	4,547,240
77,400	Exxon Mobil Corp.(a)	5,931,162
23,650	Kinder Morgan, Inc.	2,500,987
2,250	Marathon Oil Corp.	208,125
29,800	Occidental Petroleum Corp.	1,455,134

		17,116,933

Paper & Forest Products – 0.5%
18,650	Weyerhaeuser Co.	1,317,623

Personal Products – 0.2%
14,200	Estee Lauder Companies, Inc.	579,644

Pharmaceuticals – 7.0%
74,800	Abbott Laboratories	3,643,508
125,750	Bristol-Myers Squibb Co.	3,309,740
21,500	Eli Lilly & Co.	1,120,150
17,900	Johnson & Johnson(a)	1,181,758
56,950	Merck & Co., Inc.(a)	2,483,020
186,450	Pfizer, Inc.	4,829,055
10,050	Schering-Plough Corp.	237,582
1,100	Wyeth(a)	56,012

		16,860,825

Real Estate – 1.2%
11,200	General Growth Properties, Inc. (REIT)	584,976
8,300	Hospitality Properties Trust	394,499
4,591	Host Hotels & Resorts, Inc.	112,709
3,950	ProLogis (REIT)	240,042
2,000	Public Storage, Inc. (REIT)	195,000
12,300	Simon Property Group, Inc. (REIT)	1,245,867
1,400	Starwood Hotels & Resorts Worldwide, Inc.	87,500

		2,860,593

Road & Rail – 0.4%
4,800	Burlington Northern Santa Fe Corp.	354,288
10,950	Norfolk Southern Corp.	550,676

		904,964

Semiconductor Equipment & Products – 3.5%
211,850	Intel Corp.(a)	4,289,962
24,350	Linear Technology Corp.	738,292
22,450	Maxim Integrated Products, Inc.	687,419
66,450	Microchip Technology, Inc.	2,172,915
16,800	Texas Instruments, Inc.	483,840

		8,372,428

Software – 2.1%
166,950	Microsoft Corp.(a)	4,985,127

Specialty Retail – 0.8%
5,850	American Eagle Outfitters, Inc.	182,579
4,300	Barnes & Noble, Inc.	170,753
4,250	Best Buy Co., Inc.	209,057
3,900	CDW Corp.	274,248
3,750	OfficeMax, Inc.	186,188
31,300	RadioShack Corp.	525,214
12,250	Staples, Inc.	327,075

		1,875,114

Textiles & Apparel – 0.1%
1,850	VF Corp.	151,848

Tobacco – 1.1%
31,200	Altria Group, Inc.	2,677,584

Trading Companies & Distributors – 0.2%
11,050	Genuine Parts Co.	524,102

TOTAL COMMON STOCKS
(Cost $218,834,825)		$230,666,301

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
December 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.8%

Joint Repurchase Agreement Account II
$6,600,000	5.292%	01/02/07	$6,600,000
Maturity Value: $6,603,881
(Cost $6,600,000)

TOTAL INVESTMENTS – 99.0%
(Cost $225,434,825)			$237,266,301

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			2,291,241

NET ASSETS – 100.0%			$239,557,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for call options written.

(b)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 19.

Investment Abbreviation:
REIT—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At December 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P Mini 500 Index	183	March 2007	$13,069,860	$(27,962)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2006, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $6,600,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	01/02/07	$500,295,556

Banc of America Securities LLC	750,000,000	5.32	01/02/07	750,443,333

Barclays Capital PLC	525,000,000	5.32	01/02/07	525,310,333

Bear Stearns	500,000,000	5.32	01/02/07	500,295,556

Deutsche Bank Securities, Inc.	750,000,000	5.31	01/02/07	750,442,500

Greenwich Capital Markets	300,000,000	5.32	01/02/07	300,177,333

Morgan Stanley & Co.	500,000,000	5.32	01/02/07	500,295,556

UBS Securities LLC	700,000,000	5.18	01/02/07	700,402,889

UBS Securities LLC	700,000,000	5.22	01/02/07	700,406,000

UBS Securities LLC	850,000,000	5.32	01/02/07	850,502,444

Wachovia Capital Markets	250,000,000	5.32	01/02/07	250,147,778

TOTAL	$6,325,000,000			$6,328,719,278

At December 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 01/12/07 to 11/01/16; Federal Home Loan Mortgage Association, 3.50% to 9.00%, due 02/01/07 to 01/01/37; Federal National Mortgage Association, 0.00% to 11.50%, due 07/01/07 to 01/01/37 and Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 12/20/36. The aggregate market value of the collateral, including accrued interest, was $6,462,454,814.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
December 31, 2006
ADDITIONAL INVESTMENT INFORMATION (continued)
WRITTEN OPTIONS
For the year ended December 31, 2006, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2005	114	$368,006

Contracts written	1,985	5,554,841
Contracts expired	(526)	(1,576,950)
Contracts bought to close	(49)	(125,421)
Contracts assigned	(974)	(2,686,676)

Contracts Outstanding December 31, 2006	550	$1,533,800

At December 31, 2006, the Fund had outstanding written options as follows:

	Exercise	Number of	Expiration
Call Options	Rate	Contracts	Month	Value

S & P 500 Index	$1400	100	January 2007	$(290,000)
S & P 500 Index	1450	350	March 2007	(654,500)
S & P 500 Index	1425	100	March 2007	(340,000)

(Premiums Received $1,533,800)				$(1,284,500)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS II
Statements of Assets and Liabilities
December 31, 2006

	International	U.S. Equity
	Real Estate	Dividend and
	Securities Fund	Premium Fund

Assets:

Investment in securities, at value (identified cost $555,159,426 and $225,434,825, respectively)(a)	$624,161,828	$237,266,301
Securities lending collateral, at value which equals cost	9,125,044	—
Cash(b)	601,423	803,495
Foreign currency, at value (identified cost $23,244 and $0, respectively)	23,245	—
Receivables:
Fund shares sold	5,153,399	2,889,256
Investment securities sold, at value	4,764,531	—
Dividends and interest, at value	2,110,242	587,751
Due from custodian	2,739,934	—
Variation margin	—	142,935
Reimbursement from investment adviser	471,487	92,743
Deferred offering costs	107,218	—

Total assets	649,258,351	241,782,481

Liabilities:

Payables:
Payable upon return of securities loaned	9,125,044	—
Investment securities purchased, at value	7,232,646	—
Written options, at value (premium received $1,533,800)	—	1,284,500
Amounts owed to affiliates	612,679	223,895
Fund shares repurchased	63,602	557,266
Accrued expenses	136,341	159,278

Total liabilities	17,170,312	2,224,939

Net Assets:

Paid-in capital	563,870,465	228,212,062
Accumulated undistributed (distributions in excess of) net investment income	(3,075,313)	588
Accumulated net realized gain (loss) on investment, options, futures and foreign currency related transactions	2,281,665	(707,922)
Net unrealized gain on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	69,011,222	12,052,814

NET ASSETS	$632,088,039	$239,557,542

Net Assets:
Class A	$283,571,084	$181,756,005
Class C	832,893	8,200,953
Institutional	347,684,062	49,600,584

Shares outstanding:
Class A	23,603,773	16,563,477
Class C	69,529	746,062
Institutional	28,907,202	4,521,288

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	52,580,504	21,830,827

Net asset value, offering and redemption price per share:(c)
Class A	$12.01	$10.97
Class C	11.98	10.99
Institutional	12.03	10.97

(a)	Includes loaned securities having a market value of $8,958,956 and $0 for the International Real Estate Securities and U.S. Equity Dividend and Premium Funds, respectively.
(b)	Includes restricted cash of $694,040 for the U.S. Equity Dividend and Premium Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the International Real Estate Securities and U.S. Equity Dividend and Premium Funds is $12.71 and $11.61, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS II

Statements of Operations

	International	U.S. Equity
	Real Estate	Dividend and
	Securities Fund	Premium Fund

	For the	For the
	Period Ended	Year Ended
	December 31, 2006(a)	December 31, 2006

Investment income:

Dividends(b)	$3,341,033	$5,716,282
Interest (including securities lending income of $25,698 and $0, respectively)	256,121	243,645

Total income	3,597,154	5,959,927

Expenses:

Management fees	1,238,810	989,434
Distribution and Service fees(c)	125,858	303,301
Transfer agent fees(c)	122,185	215,410
Custody and accounting fees	128,663	86,271
Professional fees	52,126	102,269
Registration fees	17,111	47,466
Printing fees	15,098	92,637
Trustee fees	7,541	15,083
Amortization of offering costs	78,252	80,682
Other	16,298	11,034

Total expenses	1,801,942	1,943,587

Less — expense reductions	(265,196)	(372,399)

Net expenses	1,536,746	1,571,188

NET INVESTMENT INCOME	2,060,408	4,388,739

Realized and unrealized gain (loss) on investment, options, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	2,349,551	7,699,602
Foreign currency related transactions	(158,138)	—
Futures Transactions	—	531,947
Written Options	—	(2,510,989)
Payment by affiliates relating to certain investment transactions	348,802	—
Net change in unrealized gain (loss) on:
Investments	69,002,402	11,024,624
Foreign currency related transactions	8,820	—
Futures	—	(23,614)
Written Options	—	115,214

Net realized and unrealized gain on investment, options, futures and foreign currency related transactions:	71,551,437	16,836,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,611,845	$21,225,523

(a)	Commenced operations on July 31, 2006.
(b)	Foreign taxes withheld on dividends were $457,487 and $0, respectively.
(c)	Class specific Distribution and Service and Transfer agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees

Fund	Class A	Class C	Class A	Class C	Institutional

International Real Estate Securities	$124,861	$997	$94,895	$189	$27,101
U.S. Equity Dividend and Premium	260,321	42,980	197,844	8,166	9,400
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS II
Statements of Changes in Net Assets

	International Real Estate	U.S. Equity Dividend and
	Securities Fund	Premium Fund

	For the	For the	For the
	Period Ended	Year Ended	Period Ended
	December 31, 2006(a)	December 31, 2006	December 31, 2005(b)
From operations:

Net investment income	$2,060,408	$4,388,739	$311,704
Net realized gain (loss) on investment, options, futures and foreign currency related transactions	2,191,413	5,720,560	(635,464)
Payment by affiliates relating to certain investment transactions	348,802	—	—
Net change in unrealized gain on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	69,011,222	11,116,224	936,590

Net increase in net assets resulting from operations	73,611,845	21,225,523	612,830

Distributions to shareholders:

From net investment income:
Class A Shares	(2,082,904)	(3,336,695)	(239,672)
Class C Shares	(4,604)	(87,084)	(4,667)
Institutional Shares	(3,001,383)	(1,005,928)	(39,365)
From net realized gain:
Class A Shares	—	(4,338,099)	(65,394)
Class C Shares	—	(183,039)	(1,529)
Institutional Shares	—	(1,200,953)	(7,946)
From tax return of capital:
Class A Shares	—	(164,752)	—
Class C Shares	—	(6,503)	—
Institutional Shares	—	(45,524)	—

Total distributions to shareholders	(5,088,891)	(10,368,577)	(358,573)

From share transactions:

Proceeds from sales of shares	568,994,487	201,061,990	48,851,071
Reinvestments of dividends and distributions	4,898,199	8,156,917	306,673
Cost of shares repurchased	(10,327,601)	(24,307,028)	(5,623,284)

Net increase in net assets resulting from share transactions	563,565,085	184,911,879	43,534,460

TOTAL INCREASE	632,088,039	195,768,825	43,788,717

Net assets:

Beginning of period	—	43,788,717	—

End of period	$632,088,039	$239,557,542	$43,788,717

Accumulated undistributed (distributions in excess of) net investment income	$(3,075,313)	$588	$28,106

(a)	Commenced operations on July 31, 2006.
(b)	Commenced operations on August 31, 2005.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS II

Notes to Financial Statements
December 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs International Real Estate Securities Fund, which commenced operations on July 31, 2006 and the Goldman Sachs U.S. Equity Dividend and Premium Fund, collectively (the “Funds”), or individually (a “Fund”). Each Fund is a diversified portfolio offering three classes of shares — Class A, Class C and Institutional. Class A Shares of the Funds are sold with a front-end sales charge up to 5.5%. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional Class Shares of the Funds are not subject to a sales charge. Such sales loads are paid directly to Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.
     The U.S. Equity Dividend and Premium Fund invests a portion of its portfolio in written options. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the U.S. Equity Dividend and Premium Fund writes (sells) S&P 500 Index or related ETF call options, it receives cash but limits its opportunity to profit from an increase in the market value of the S&P 500 Index or related ETF beyond the exercise price (plus the premium received) of the option. In a rising market, the U.S. Equity Dividend and Premium Fund could significantly underperform the market. The U.S. Equity Dividend and Premium Fund’s option strategies may not fully protect it against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the U.S. Equity Dividend and Premium Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premiums received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in its net asset value.
     The International Real Estate Securities Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the International Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investments in securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and

GOLDMAN SACHS SPECIALTY FUNDS II

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to such taxes.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid semi-annually for the International Real Estate Securities Fund and quarterly for the U.S. Equity Dividend and Premium Fund. Capital gains distributions for both Funds, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions are deemed a return of capital and is generally not taxable to shareholders.
E. Offering Costs — Offering costs paid in connection with the offering of shares of the Funds are amortized on a straight-line basis over 12 months from the date of the commencement of operations.
F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of

GOLDMAN SACHS SPECIALTY FUNDS II
Notes to Financial Statements (continued)
December 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
H. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, with a current value equal to or greater than the market value of the corresponding transactions.
I. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
J. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options are valued at the last settlement price or in the absence of a sale, the last ask price, at the end of each day on the board of trade or exchange upon which they are traded. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss from the sale of the underlying security, and the option is extinguished. When a written call option is exercised, the Funds realize a gain or loss on the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
     Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as investment and subsequently marked-to-market to reflect the current market value of the option. Purchased options are valued at the last settlement price or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon

GOLDMAN SACHS SPECIALTY FUNDS II

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
which they are traded. If an option which the Funds has purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual rate of each Fund’s average daily net assets. GSAM currently receives a Management fee on a contractual basis at the following rates:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

International Real Estate Securities	1.05%	First $2 billion
	0.95	Over $2 billion

U.S. Equity Dividend and Premium	0.75	First $1 billion
	0.68	Next $1 billion
	0.65	Over $2 billion

     Additionally, GSAM has voluntarily agreed to waive a portion of its Management fees equal to 0.02% based on the average daily net assets of the International Real Estate Securities Fund. The waiver may be terminated at any time at the option of the Investment Adviser.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.064% and 0.054% of the average daily net assets of the International Real Estate Securities and U.S. Equity Dividend and Premium Funds, respectively. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     The Trust, on behalf of the Funds, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of the Funds’ average daily net assets attributable to Class A and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class C Shares.
     Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charges. During the period ended December 31, 2006, Goldman Sachs has advised the Funds that it retained approximately $6,400 and $37,500 from Class A, and did not retain any amounts from Class C Shares for the International Real Estate Securities and U.S. Equity Dividend and Premium Funds, respectively.

GOLDMAN SACHS SPECIALTY FUNDS II
Notes to Financial Statements (continued)
December 31, 2006
3. AGREEMENTS (continued)
     All classes of the International Real Estate Securities Fund charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Redemption fees are reimbursed to the Fund and reflected as a reduction in cost of shares repurchased on the Statement of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A and Class C Shares and 0.04% of the average daily net assets for Institutional Shares.
For the period ended December 31, 2006, GSAM has voluntarily agreed to waive certain management fees and reimburse certain operating expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. The expense reductions were as follows (in thousands):

			Expense Credits

	Management Fee	Other Expense	Custody	Transfer	Total Expense
Fund	Waiver	Reimbursement	Fee	Agent Fee	Reductions

International Real Estate Securities	$26	$239	$—	$— *	$265

U.S. Equity Dividend and Premium	—	364	5	3	372

*	Amount rounds to less than one thousand.
     At December 31, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

International Real Estate Securities	$507	$54	$52	$613

U.S. Equity Dividend and Premium	149	44	31	224

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2006, were as follows:

Fund	Purchases	Sales and Maturities

International Real Estate Securities	$577,931,374	$37,774,833

U.S. Equity Dividend and Premium	249,186,506	80,900,617

     For the year ended December 31, 2006, Goldman Sachs earned approximately $4,500 and $28,300 of brokerage commissions from portfolio transactions, including futures and options transactions, executed on behalf of the International Real Estate Securities and U.S. Equity Dividend and Premium Funds, respectively.
     During the period ended December 31, 2006, GSAM voluntarily reimbursed the International Real Estate Securities Fund $348,802 relating to a delay in the investment of cash proceeds from the sale of Fund shares.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the

GOLDMAN SACHS SPECIALTY FUNDS II

5. SECURITIES LENDING (continued)
securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amount earned by the Funds for the period ended December 31, 2006, is reported parenthetically on the Statement of Operations. A portion of this amount, $236, represents compensation earned by the International Real Estate Securities Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2006, the U.S. Equity Dividend and Premium Fund did not lend its securities. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of December 31, 2006, the International Real Estate Securities Fund loaned securities having a market value of $8,958,956 collateralized by cash in the amount of $9,125,044. BGA earned approximately $2,855 in fees as securities lending agent for the period ended December 31, 2006.
6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Funds’ total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the period ended December 31, 2006, the Funds did not have any borrowings under this facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

	International Real Estate	U.S. Equity Dividend and
	Securities Fund	Premium Fund

Distributions paid from:
Ordinary income	$5,088,891	$5,925,024
Net long-term capital gains	—	4,226,774

Total taxable distributions	$5,088,891	$10,151,798
Tax return of capital	—	216,779

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

U.S. Equity Dividend and
Premium Fund

Distributions paid from:
Ordinary income	$313,854
Net long-term capital gains	44,719

Total taxable distributions	$358,573

GOLDMAN SACHS SPECIALTY FUNDS II
Notes to Financial Statements (continued)
December 31, 2006
7. TAX INFORMATION (continued)
As of December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

	International Real Estate	U.S. Equity Dividend and
	Securities Fund	Premium Fund

Undistributed ordinary income — net	$9,244,685	$—

Total undistributed earnings	$9,244,685	$—
Timing differences (post-October losses/certain REIT distributions)	(91,030)	588
Unrealized gains — net	59,063,919	11,344,892

Total accumulated earnings — net	$68,217,574	$11,345,480

At December 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Real Estate	U.S. Equity Dividend and
	Securities Fund	Premium Fund

Tax Cost	$574,231,773	$225,921,409

Gross unrealized gain	59,132,241	13,965,560
Gross unrealized loss	(77,142)	(2,620,668)

Net unrealized security gain	$59,055,099	$11,344,892

Net unrealized gain on other investments	8,820	—

Net unrealized gain	$59,063,919	$11,344,892

     The difference between book-basis and tax-basis unrealized gains is attributable to wash sales, net mark to market gains on Section 1256 options and futures contracts and mark to market gains on Passive Foreign Investment Company investments.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of real estate investment trusts and organizational costs.

			Accumulated
		Accumulated	Undistributed Net
		Net Realized	Investment
Fund	Paid-in capital	Gain (Loss)	Income

International Real Estate Securities	$(43,422)	$90,252	$(46,830)

U.S. Equity Dividend and Premium	(16,070)	2,620	13,450

8. OTHER MATTERS
The following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the International Real Estate Securities Fund as of December 31, 2006 (as a percentage of outstanding Institutional shares):

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

International Real Estate Securities	3%	16%	17%	7%

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain

GOLDMAN SACHS SPECIALTY FUNDS II

8. OTHER MATTERS (continued)
related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds were not named as nominal defendants in the initial or amended complaint but certain other investment portfolios of the Trust were named as nominal defendants. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than June 30, 2007. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

GOLDMAN SACHS SPECIALTY FUNDS II
Notes to Financial Statements (continued)
December 31, 2006
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	International Real Estate
	Securities Fund

	For the Period Ended
	December 31, 2006(a)

	Shares	Dollars

Class A Shares
Shares sold	23,687,149	$255,420,606
Reinvestment of dividends and distributions	172,393	1,980,795
Shares repurchased	(255,769)	(2,865,210)

	23,603,773	254,536,191

Class C Shares
Shares sold	69,161	766,504
Reinvestment of dividends and distributions	373	4,282
Shares repurchased	(5)	(58)

	69,529	770,728

Institutional Shares
Shares sold	29,346,782	312,807,377
Reinvestments of dividends and distributions	253,095	2,913,122
Shares repurchased	(692,675)	(7,462,333)

	28,907,202	308,258,166

NET INCREASE	52,580,504	$563,565,085

(a)	Commencement date of operations for the International Real Estate Securities Fund was July 31, 2006 for all share classes.

GOLDMAN SACHS SPECIALTY FUNDS II

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Dividend and Premium Fund

	For the Year Ended		For the Period Ended
	December 31, 2006		December 31, 2005(b)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,913,911	$146,902,278	3,878,456	$39,054,754
Reinvestment of dividends and distributions	592,907	6,410,155	26,195	266,863
Shares repurchased	(1,806,655)	(19,145,459)	(41,337)	(425,087)

	12,700,163	134,166,974	3,863,314	38,896,530

Class C Shares
Shares sold	667,396	7,050,851	104,166	1,045,073
Reinvestment of dividends and distributions	11,135	120,940	1	9
Shares repurchased	(34,666)	(370,924)	(1,970)	(20,234)

	643,865	6,800,867	102,197	1,024,848

Institutional Shares
Shares sold	4,452,681	47,108,861	874,728	8,751,244
Reinvestments of dividends and distributions	150,365	1,625,822	3,916	39,801
Shares repurchased	(456,252)	(4,790,645)	(504,150)	(5,177,963)

	4,146,794	43,944,038	374,494	3,613,082

NET INCREASE	17,490,822	$184,911,879	4,340,005	$43,534,460

(b)	Commencement date of operations for the U.S. Equity Dividend and Premium Fund was August 31, 2005 for all share classes.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Financial Highlights
Selected Data for a Share Outstanding for the Period

		Income from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain	operations	income

FOR THE PERIOD ENDED DECEMBER 31,

2006 - A (commenced July 31, 2006)	$10.00	$0.07	$2.04	$2.11	$(0.10)
2006 - C (commenced July 31, 2006)	10.00	0.06	2.01	2.07	(0.09)
2006 - Institutional (commenced July 31, 2006)	10.00	0.09	2.05	2.14	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$12.01	21.14%	$283,571	1.53%	1.55%	1.76%	1.32%	13%
11.98	20.73	833	2.28	1.19	2.51	0.96	13
12.03	21.33	347,684	1.13	1.89	1.36	1.66	13

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from				Distributions to
		investment operations				shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net	From tax
	beginning	investment		and unrealized	investment	investment	realized	return of	Total
Year - Share Class	of period	income(a)		gain	operations	income	gains	capital	distributions

FOR THE YEAR ENDED DECEMBER 31,

2006 - A	$10.09	$0.34	(c)	$1.11	$1.45	$(0.28)	$(0.28)	$(0.01)	$(0.57)
2006 - C	10.09	0.26	(c)	1.10	1.36	(0.17)	(0.28)	(0.01)	(0.46)
2006 - Institutional	10.10	0.40	(c)	1.09	1.49	(0.33)	(0.28)	(0.01)	(0.62)
FOR THE PERIOD ENDED DECEMBER 31,

2005 - A (commenced August 31, 2005)	10.00	0.13		0.07	0.20	(0.09)	(0.02)	—	(0.11)
2005 - C (commenced August 31, 2005)	10.00	0.12		0.06	0.18	(0.07)	(0.02)	—	(0.09)
2005 - Institutional (commenced August 31, 2005)	10.00	0.13		0.09	0.22	(0.10)	(0.02)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amounts include income recognized from special dividends which equal $0.10 per share and 0.93% of average net assets.
(d)	Total return reflects the impact of payments received for special dividends recorded this year. Excluding such payments, the total return would have been 13.52%, 12.74% and 13.98%, respectively.
(e)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

							Ratios assuming no
							expense reductions

					Ratio of			Ratio of
			Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset			at end of	net expenses	income to		total expenses	income		Portfolio
at end of	Total		period	to average	average		to average	to average		turnover
period	return(b)		(in 000s)	net assets	net assets		net assets	net assets		rate

$10.97	14.53	%(d)	$181,756	1.24%	3.25	%(c)	1.53%	2.96	%(c)	63%
10.99	13.64	(d)	8,201	1.99	2.48	(c)	2.28	2.19	(c)	63
10.97	14.99	(d)	49,601	0.84	3.80	(c)	1.13	3.51	(c)	63

10.09	2.02		38,977	1.24 (e)	3.98	(e)	2.61 (e)	2.61	(e)	21
10.09	1.82		1,031	1.99 (e)	3.65	(e)	3.20 (e)	2.43	(e)	21
10.10	2.19		3,781	0.82 (e)	3.76	(e)	3.25 (e)	1.33	(e)	21

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — International Real Estate Securities Fund and U.S. Equity Dividend and Premium Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of International Real Estate Securities Fund and U.S. Equity Dividend and Premium Fund, (collectively ”the Funds”), portfolios of the Goldman Sachs Trust, at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods from commencement of operations (as indicated herein) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2007

GOLDMAN SACHS SPECIALTY FUNDS II
Fund Expenses (Unaudited) — Period Ended December 31, 2006
          As a shareholder of Class A, Class C or Institutional Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class C Shares), and redemption fees (with respect to Class A, Class C and Institutional Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C and Institutional Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006 for U.S. Equity Dividend and Premium Fund and from July 31, 2006 through December 31, 2006 for International Real Estate Securities Fund.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Real Estate Securities Fund				U.S. Equity Dividend and Premium Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		period ended	Account Value	Account Value		period ended
Share Class	7/31/06#	12/31/06		12/31/06*	7/1/06	12/31/06		12/31/06*

Class A
Actual	$1,000	$1,211.40		$7.14	$1,000	$1,115.60		$6.84
Hypothetical (5% return before expenses)	1,000	1,014.64	+	6.50	1,000	1,018.74	+	6.52

Class C
Actual	1,000	1,207.30		10.62	1,000	1,110.80		10.85
Hypothetical (5% return before expenses)	1,000	1,011.48	+	9.67	1,000	1,014.93	+	10.35

Institutional
Actual	1,000	1,213.30		5.28	1,000	1,118.10		4.75
Hypothetical (5% return before expenses)	1,000	1,016.33	+	4.81	1,000	1,020.72	+	4.53

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2006. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or period since commencement of operations); and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights.

Fund	Class A	Class C	Institutional

International Real Estate Securities	1.53%	2.28%	1.13%
U.S. Equity Dividend and Premium	1.24	1.99	0.84

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	The International Real Estate Securities Fund Commenced operations on July 31, 2006.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The International Real Estate Securities Fund is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on July 31, 2006.
     In connection with the Fund’s organization, the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund was approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on May 11, 2006 (the “May Meeting”). The Management Agreement was subsequently re-approved by the Trustees, including all of the Independent Trustees, at a meeting held on June 15, 2006 (the “Annual Contract Meeting”) for an annual period ending June 30, 2007. (The May Meeting and the Annual Contract Meeting are sometimes referred to as the “Meetings.”)
     At the May Meeting the Trustees reviewed the Management Agreement as it applied to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Fund; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Fund that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Fund; and a comparison of the Fund’s fees and expenses with those paid by other similar mutual funds.
     In connection with the Meetings, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meetings, the Trustees relied upon their knowledge of the Investment Adviser resulting from their meetings and other interactions throughout the year. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.
     In connection with their approval of the Management Agreement for the Fund at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Fund. These services included services as the Fund’s transfer agent and distributor. In addition, affiliates of the Investment Adviser would receive compensation in connection with the execution of the Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was able to provide quality services to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser did have past experience in managing the real estate securities and certain international equity portfolios for the Trust. The Trustees believed that the investment returns of these other portfolios had been within a competitive range.
     The Trustees were informed that the Trust has an affiliate with experience in global real estate investing. The Trustees were further informed that this affiliate, pending its adoption of certain policies and procedures, will likely become a “participating affiliate” of the Investment Adviser and, by doing so, would participate more fully in the portfolio management of the Fund.
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, information on the fees paid by the Fund and the Fund’s projected total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and total operating expense ratios were compiled by a third-party provider of mutual fund data (the “Outside Data Provider”). More particularly, the analyses compared the Fund’s management fee and projected expenses to a relevant peer group and category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees payable by the Fund.
     In addition, in connection with the approval of the Management Agreement at the May Meeting, the Board approved the breakpoints in the contractual management fee rate at the following annual percentages of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $2 billion	1.05%

Over $2 billion	0.95%

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Fund’s projected assets, the Investment Adviser’s anticipated expenses and the fee comparisons that had been provided. The Trustees noted again that the Fund was new and that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s total expense ratios (excluding certain expenses) to specified levels.
     At the Meetings, the Trustees also considered the other benefits that would be derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, distribution and brokerage services, and the brokerage and research services that may be received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded at the May Meeting, and again at the Annual Contract Meeting, that the management fee payable by the Fund was reasonable in light of the services to be provided by the Investment Adviser and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS SPECIALTY FUNDS II
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998- 2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

GOLDMAN SACHS SPECIALTY FUNDS II
Trustees and Officers (Unaudited) (continued)
Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SPECIALTY FUNDS II
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies). (August 2001 to December 2006).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
Goldman Sachs Specialty Funds II — Tax Information (Unaudited)
For the year ended December 31, 2006, 88.02% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium Fund qualify for the dividends received deduction available to corporations.
Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium Fund designates $4,226,774 as capital gain dividends paid during its year ended December 31, 2006.
For the year ended December 31, 2006, 21.99% and 92.68% of the dividends paid from net investment company taxable income by the International Real Estate Securities Fund and U.S. Equity Dividend and Premium Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
Pursuant to Section 871(k) of the Internal Revenue Code, the U.S. Equity Dividend and Premium Fund designates $1,495,317 as short-term capital gain dividends paid during its year ended December 31, 2006.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $664.4 billion in assets under management as of December 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Concentrated International Equity Fund [2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)
Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund.
[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Richard P. Strubel	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-371	SPEC2AR / 17.5K / 02-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$848,750	$427,000	Financial statement audits

Audit-Related Fees:

• PwC	$195,000	$234,400	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2006	2005	Description of Services Rendered
Audit Fees:

• E&Y	$94,130	$18,325	Audit fees borne by the funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$70,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for Goldman Sachs Asset Management, L.P. and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2007